SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
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                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 7, 2004
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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      (State of or other jurisdiction of incorporation or organization)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921  (719) 481-7000
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  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 5 - OTHER EVENTS

Ramtron International Corporation announced today that it has signed an agreement with National Semiconductor Corporation to settle their long standing patent interference dispute. As consideration for the assigned patent applications and cross license provisions, Ramtron will pay National ten annual payments of $250,000. In addition, Ramtron and National have agreed to cross license any and all future patents that may mature from the four applications at no additional cost to either company. The dispute and settlement pertain only to certain of Ramtron's patent coverage in the United States. Ramtron already owns undisputed intellectual property rights covering the same invention in other major markets around the world including Europe and Japan. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated April 7, 2004.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ LuAnn D. Hanson
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                                              LuAnn D. Hanson
                                              Chief Financial Officer
Dated April 7, 2004

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